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                      PUTNAM CAPITAL MANAGER VARIABLE LIFE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                              SEPARATE ACCOUNT FIVE

      SUPPLEMENT DATED OCTOBER 18, 1999 TO THE PROSPECTUS DATED MAY 3, 1999

On page 1 of the Prospectus, in the fourth paragraph that lists the Sub-Accounts available under the Policy, the following should be inserted between Putnam Research Sub-Account and Putnam Utilities Growth and Income Sub-Account:

- Putnam Small Cap Value Sub-Account which purchases Class IA shares of Putnam VT Small Cap Value Fund of Putnam Variable Trust

The following paragraph should be inserted within the section entitled "The Funds" between the paragraphs entitled "Putnam VT Research Fund" and "Putnam VT Utilities Growth and Income Fund":

     PUTNAM VT SMALL CAP VALUE FUND - Seeks capital appreciation. The Fund will generally invest in value stocks, which stocks are those that Putnam Management believes are currently undervalued compared to their true worth.



HV-2537
33-83652